City National Rochdale Fixed Income Opportunities Fund a series of City National Rochdale Funds
Summary Prospectus dated JANUARY 29, 2024
Class: Servicing Class Class N	Ticker: (CNRZX) (RIMOX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.citynationalrochdalefunds.com. You can also get this information at no cost by calling (888) 889-0799 or by sending an e-mail request to citynationalrochdale@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 29, 2024, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2023, are incorporated by reference into this Summary Prospectus.

City National Rochdale Fixed Income Opportunities Fund

INVESTMENT GOAL

The City National Rochdale Fixed Income Opportunities Fund (the “Fixed Income Opportunities Fund” or the “Fund”) seeks a high level of current income.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fixed Income Opportunities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class	Class N
Management Fees	0.50%	0.50%
Distribution (12b-1) Fee	None	0.25%
Other Expenses
Shareholder Servicing Fee	0.25%	0.25%
Other Fund Expenses	0.13%(1)	0.13%
Total Other Expenses	0.38%	0.38%
Acquired Fund Fees and Expenses	0.14%(1)	0.14%
Total Annual Fund Operating Expenses(2)	1.02%	1.27%

(1)	Based on estimates for the current fiscal year.

(2)

The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees) appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fixed Income Opportunities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$104	$325	$563	$1,248
Class N	$129	$403	$697	$1,534

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in fixed income securities and floating rate loans. The Fund invests in both fixed rate and floating rate fixed income securities and may invest in fixed income securities of any credit rating. The Fund seeks to invest its net assets opportunistically across a broad spectrum of income yielding securities, including without limitation collateralized loan obligations (“CLOs”). The Fund generally expects to have exposure to high yield bonds

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(commonly known as “junk” bonds), first- and second-lien senior floating rate loans and other floating rate debt securities, bonds issued by sovereign issuers or quasi-sovereign issuers (i.e., entities that are fully guaranteed, or 100% directly or indirectly owned or controlled, by sovereign entities), and domestic and foreign corporate bonds including asset-backed securities, bank loans, zero coupon obligations, pay-in-kind bonds and trust preferred securities. The Fund may also invest in agency and non-agency mortgage-backed securities and asset-backed securities. The Fund’s portfolio managers determine the portion of the Fund’s assets invested in each asset class.

The Fund’s foreign investments generally include investments in companies that are operating principally in emerging market or frontier market countries. The Fund considers a company to be operating principally in an emerging market or frontier market if (i) the company is incorporated or has its principal business activities in such a market or (ii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, such a market. The Fund considers a country to be an emerging market country if it has been determined by an international organization, such as the World Bank, to have a low to middle income economy. The Fund considers a country to be a frontier market country if it is included in the MSCI Frontier Markets Index. The Fund’s foreign investments may be denominated in U.S. dollars or in local currencies.

The Fund may also invest in other income-producing securities consisting of preferred stocks, high dividend paying stocks, securities issued by other investment companies (including exchange-traded funds (“ETFs”), and money market funds), and money market instruments. Up to 100% of the Fund’s assets may be held in instruments that are rated below investment grade by either by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”), or in unrated securities determined by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, or a Fund sub-adviser to be of equal quality. Although the Adviser and sub-advisers may consider credit ratings in selecting investments for the Fund, the Adviser and the sub-advisers generally base their investment decisions for a particular instrument primarily on their own credit analyses and not on a credit rating by a nationally recognized statistical rating organization. The Adviser and sub-advisers generally consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage. The Fund may invest in income producing securities and other instruments without regard to the maturity of any instrument or the average maturity or duration of the Fund as a whole.

The Fund may also invest up to 15% of its net assets in life insurance policies (“Policies”) and interests related thereto purchased through life settlement transactions. The Fund may invest in life insurance policies and related interests directly or through a company organized under the laws of Ireland (the “Irish Company”). The Fund generally gains exposure to Policies through the Irish Company. There are no restrictions on the percentage of the Fund’s net assets that may be held or derived from the life insurance policies of a single insurance company. In connection with such an investment a Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate holder of the Policy (in this case, the Fund or the Irish Company) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured.

The Fund may also invest in reinsurance investments providing exposure to the insurance risk of natural catastrophes. The Fund expects to gain exposure to reinsurance investments such as industry loss warranties (“ILWs”) and catastrophe bonds (also known as event-linked bonds) indirectly through structured investments in insurance company segregated accounts and/or through investments in private funds.

In selecting the Fund’s investments, the Adviser or the relevant sub-adviser analyzes an issuer’s financial condition, business product strength, competitive position and management experience. The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s goal, the credit quality meets the Adviser’s or sub-adviser’s fundamental criteria and the Adviser or sub-adviser believes the valuation is attractive and industry trends remain favorable. Generally, in determining whether to sell a security, the Adviser or relevant sub-adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The Adviser or sub-adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. None of the Fixed Income Opportunities Fund, the Adviser or the Fund’s sub-advisers can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk – The market price of a security may move up and down, sometimes rapidly and unpredictably, due to general market conditions such as overall economic trends or events, government actions, market disruptions caused by trade disputes or other factors, political and geopolitical factors, economic sanctions, adverse investor sentiment, cybersecurity events, or local, regional or global events such as natural disasters or climate events, wars, terrorism, international conflicts, epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact

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issuers in a different country, region or financial market. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies, which could result in losses for the Fund. Adverse market conditions may be prolonged and may not have the same impact on all types of investments.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer.

Credit – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in lower rated bank loans and lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in lower rated investment quality fixed income securities.

Interest Rates – The value of fixed income securities will fall if interest rates rise. Fixed income securities with longer maturities generally entail greater interest rate risk than those with shorter maturities. The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Recent and potential future changes in monetary and government policy made by central banks and governments are likely to impact the level of interest rates.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security, and could result in losses for the Fund.

Privately Placed and Restricted Securities Risk – Privately placed and restricted securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “1933 Act”), may be considered illiquid. Privately placed and restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. The absence of an active trading market may also make it difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

Life Insurance Policies – If the Fund or Irish Company is unable to make premium payments on a Policy, the Policy will lapse and the Fund will lose its investment in the Policy. There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund or Irish Company must sell Policies to meet redemption requests or other cash needs, the Fund or Irish Company may be forced to sell at a substantial loss or may not be able to sell at all. In addition, market quotations are not be readily available for the Policies and the Policies are priced using a fair value methodology approved by the Trust’s Board. The sales price the Fund could receive for a Policy may differ from the Adviser’s fair valuation of the Policy. There may be a mismatch of cash flows related to the Fund’s investment in Policies (e.g., the Irish Company may not take in enough new investment and death benefits paid on maturing life settlements to cover premium payments on existing Policies held by the Irish Company). The longer the insured lives, the lower the Fund’s rate of return on the related Policy will be. The underwriter’s estimate of the insured’s life expectancy may be incorrect. An insurance company may be unable or refuse to pay benefits on a Policy. In addition, the heirs of an insured may challenge the life insurance settlement. Although the Fund intends to only purchase Policies for which the applicable contestability period has expired, it is possible that a Policy may be subject to contest by the insurance company. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability.

Reinsurance Investments – The return on reinsurance investments is contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. There is inherent uncertainty as to whether, when or where natural events will occur. If a trigger event involves losses or other metrics exceeding a specific magnitude specified in the relevant reinsurance instrument, the fund may lose a portion or all of its investment. The fund’s reinsurance investments are expected to be illiquid. Certain reinsurance investments may be difficult to value.

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ILWs are exposed to catastrophic risks that can lead to binary performance of individual transactions. The probability of the occurrence of events that trigger payouts with respect to ILWs may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the Fund or paying it to the reinsured party, because the third-party assessor may require time to issue its findings of industry losses.

Catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of a catastrophe bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the Fund may lose a portion or all of its accrued interest and/or principal invested in such security.

Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

Management – The Fund’s performance depends on the Adviser’s and sub-advisers’ skill in making appropriate investments. As a result, the Fund’s investment strategies may not work as intended or otherwise fail to produce the desired results, and the Fund may underperform the markets in which it invests or similar funds.

Liquidity – The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.

Sub-Adviser Allocation – The Fund’s performance is affected by the Adviser’s decisions concerning how much of the Fund’s portfolio to allocate for management by each of the Fund’s sub-advisers or to retain for management by the Adviser.

Foreign Securities – Investments in securities of foreign issuers tend to be more volatile than domestic securities because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in currency rates and exchange control regulations, and the imposition of sanctions, withholding taxes on income, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the value of the Fund’s investments in foreign securities. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Foreign securities may be less liquid and more difficult to value than domestic securities.

Emerging Market Securities – Many of the risks with respect to foreign securities are more pronounced for investments in developing or emerging market countries. Emerging market countries may have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable securities markets and economic, political, and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic and political conditions of their trading partners. In addition, there may be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in 2021 prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser or a sub-adviser otherwise believes is attractive, the Fund may incur losses.

Frontier Market Securities – Frontier market countries are a sub-set of emerging market countries the capital markets of which are less developed, generally less liquid and have lower market capitalization than those of the more developed, “traditional” emerging markets but which still demonstrate a relative market openness to and accessibility for foreign investors. Frontier market countries generally have smaller economies and even less developed capital markets with relatively newer and less tested regulatory and legal systems than traditional emerging markets, and, as a result, the risks discussed above with respect to emerging markets are magnified in frontier market countries. Securities issued by borrowers in frontier market countries are often subject to extreme price volatility and illiquidity and effects stemming

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from government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and relatively new and unsettled securities laws.

Valuation – Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.

Foreign Currency – As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities denominated in such currency, and currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the United States or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency. The Fund may be unable or may choose not to hedge its foreign currency exposure.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed, asset-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Prepayments – As a general rule, prepayments of principal of loans underlying mortgage-backed, asset-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Investment through Irish Company – The Fund may invest in Policies by investing in the Irish Company. The Irish Company is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and unless otherwise noted in this Prospectus and the SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or Ireland could affect the ability of the Fund and/or the Irish Company to operate as described in this Prospectus and the SAI and could negatively affect the Fund and its shareholders. The Irish Company (unlike the Fund) may invest an unlimited portion of its net assets in Policies. However, the Irish Company otherwise is subject to the Fund’s investment restrictions and other policies.

Irish Company Tax Matters – Under current Internal Revenue Service (“IRS”) guidance, Policy proceeds paid by a U.S. insurance company to a foreign corporation such as the Irish Company are generally subject to U.S. federal income tax withholding at a 30% rate. The Irish Company intends to qualify for benefits under the U.S.-Ireland income tax treaty which would include an exemption from such withholding. There is a risk, however, that a U.S. insurance company issuer may not respect the claimed treaty benefits and may withhold the 30% tax on the proceeds paid to the Irish Company. In such a case, the Irish Company may be able to obtain a refund from the IRS.

Any changes to the U.S.-Ireland tax treaty, U.S. or Ireland law, or the manner in which the treaty and such laws are applied to the Irish Company or the Fund, may have an adverse tax effect on the Irish Company, the Fund and its shareholders.

LIBOR Risk – LIBOR was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. On July 27, 2017, the United Kingdom’s Financial Conduct Authority (FCA) announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financial Rate (“SOFR”) as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. There remains uncertainty surrounding the nature of any replacement rates.

The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR; (ii) a reduction in the value of certain instruments or contracts held by the Fund; (iii) reduced effectiveness of related Fund transactions, such as hedging; (iv) additional tax, accounting and regulatory risks; or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.

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Bank Loans – The Fund may invest in U.S. and non-U.S. bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and the Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. The lack of an active trading market may also make it more difficult to value floating rate loans.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle, which may result in the Fund not receiving proceeds from the sale of a loan for an extended period. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet shareholder redemptions in a timely manner.

The Fund’s investments in non-U.S. bank loans are subject to additional risks including future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the bank loans held by the Fund.

Collateralized Loan Obligations – CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described herein. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.

ETFs – ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index or group of indices it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

By investing in the Fund, shareholders indirectly bear fees and expenses charged by the ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses. Further, the Fund is subject to the effects of the business and regulatory developments that affect ETFs and the investment company industry generally.

Closed-End Funds – Unlike conventional mutual funds which continually offer new shares for sale to the investing public, closed-end funds (“CEFs”) are exchange-traded and issue only a limited number of shares. CEFs may trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. In addition, CEFs may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, CEFs are allowed to invest in a greater amount of illiquid securities than mutual funds, and CEFs may employ leverage to a greater extent than mutual funds.

Financial Services Firms – The Fund invests in obligations of financial services firms, including those of banks. Changes in economic conditions and government regulations can significantly affect these issuers.

Tax Matters – To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain requirements including requirements regarding the composition of its income. Any income the Fund derives from direct investments in Policies may be considered non-qualifying income and must be limited, along with any other non-qualifying income the Fund directly earns, to a maximum of 10% of the Fund’s gross income in any fiscal year. In addition, the Fund may invest in Policies through the Irish Company. The Irish Company is treated as a “controlled foreign corporation” (a “CFC”) for U.S. federal income tax purposes. Under U.S. federal income tax law, the Fund’s income attributable to the Irish Company will be treated as qualifying income to the extent of appropriate annual payments by the Irish Company to the Fund. The Irish Company intends to pay substantially all its net income and gain each year to the Fund. Nevertheless, the Fund might generate more non-qualifying income than anticipated (e.g., because of the Fund’s direct investments), might not be able to generate qualifying income in a particular fiscal year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. If the Fund fails to meet this 10% requirement, the Fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at the regular corporate rate. Alternatively, if the Fund fails to meet the 10% requirement, the Fund might be able to pay a tax equal to the amount of the non-qualifying income to the extent it exceeds one-ninth of the Fund’s qualifying income. The tax treatment of the Policies and the Fund’s investments in the Irish Company may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund.

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Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Further, the Fund is subject to the effects of the business and regulatory developments that affect these underlying funds and the investment company industry generally.

Volatility – Because of the speculative nature of the income securities in which the Fund invests, the Fund may fluctuate in price more than other bond and income funds.

Portfolio Turnover – The Fund will sell a security when its portfolio managers believe it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund’s annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Fund’s performance. Annual portfolio turnover of 100% or more is considered high.

Rating Agencies – Credit ratings are issued by rating agencies, which are private entities that provide ratings of the credit quality of debt obligations. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the views of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the issuers of the securities they rate.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the sub-advisers, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than that of managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual and potential conflicts of interest that could affect the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Fund’s predecessor, the Rochdale Fixed Income Opportunities Portfolio, commenced operations on July 1, 2009, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Fixed Income Opportunities Fund commenced operations on March 29, 2013, and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Fixed Income Opportunities Fund. The Fund has adopted an investment goal and investment strategies and policies substantially similar to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Fixed Income Opportunities Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Fixed Income Opportunities Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com to obtain updated performance information.

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Class N shares of the Fixed Income Opportunities Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

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This bar chart shows the performance of the Fixed Income Opportunities Fund’s Class N shares based on a calendar year.

Best Quarter 14.57% Q2 2020	Worst Quarter -17.74% Q1 2020

This table shows the average annual total returns of the Class N shares of the Fixed Income Opportunities Fund for the periods ended December 31, 2023. Servicing Class shares are not currently available for purchase and performance information for the Servicing Class shares will be included after the Servicing Class shares have been in operation for one complete calendar year. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2023)	One Year	Five Years	Ten Years
Class N(1)
Return Before Taxes	11.84%	2.58%	2.97%
Return After Taxes on Distributions	9.14%	-0.09%	0.38%
Return After Taxes on Distributions and Sale of Fund Shares	6.94%	0.85%	1.15%
Bloomberg Global Aggregate Corporate Total Return Index Hedged USD (Reflects no deduction for fees, expenses or taxes)	9.65%	2.90%	3.30%
Blended Index - 40/35/25 hybrid of the following three indices:	11.28%	3.14%	3.33%
Bloomberg Multiverse Total Return Index Value Hedged USD S&P Global Leveraged Loan Index Bloomberg Emerging Markets High Yield Index (Reflects no deduction for fees, expenses or taxes)

(1)	Performance shown for periods prior to March 29, 2013, reflects that of the Predecessor Fund’s Class N shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

City National Rochdale, LLC

SUB-ADVISERS

Alcentra Limited

Alcentra NY, LLC

AllFinancial Partners II, LLC

Federated Investment Management Company

Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC

T. Rowe Price Associates, Inc.

PORTFOLIO MANAGERS

Thomas H. Ehrlein, Director of Investment Solutions at the Adviser, and Charles Luke, Managing Director and Senior Portfolio Manager of the Adviser, are primarily responsible for the day-to-day management of the Fund. Messrs. Ehrlein and Luke have served as portfolio managers for the Fund since May 2020.

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PURCHASE AND SALE OF FUND SHARES

The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts, including separately managed accounts advised by the Adviser, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Shares of the Fixed Income Opportunities Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for the Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

Servicing Class shares of the Fund are not currently available for purchase.

The shares of the Fixed Income Opportunities Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Fixed Income Opportunities Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fixed Income Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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